UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MVP REIT II, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MVP REIT II, INC.
8880 West Sunset Road, Suite 340
Las Vegas, Nevada 89148

August 15, 2017

Dear Stockholder:

On behalf of the Board of Directors, or the Board, of MVP REIT II, Inc., a Maryland corporation, or the Company, I invite you to attend the 2017 annual meeting of stockholders, or the Annual Meeting, of the Company. The meeting will be held on September 27, 2017, at 9:00 a.m. local time at Red Rock Casino & Resort, Veranda E located at 11011 West Charleston Blvd., Las Vegas, Nevada 89135.

The accompanying notice of the Annual Meeting and proxy statement contain a description of the formal business to be acted upon by the stockholders. It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO AUTHORIZE YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT. You may do this by authorizing your proxy via the internet or by completing, signing and dating the enclosed proxy card and returning it promptly by fax or in the postage pre-paid envelope provided. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.

Merger and Potential Exchange Listing

As we have previously disclosed, the Company, MVP REIT, Inc., a Maryland corporation, or MVP I, MVP Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, or Merger Sub, and MVP Realty Advisors, LLC, a Delaware limited liability company, entered into a definitive merger agreement on May 26, 2017, or the “merger agreement,” pursuant to which MVP I will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity. We refer to this transaction throughout this proxy statement as the “merger” and the organization surviving the merger as the “combined company,” The merger agreement was negotiated on behalf of MVP I by an independent special committee of MVP I’s board of directors and on behalf of the Company by an independent special committee of the Company’s board of directors. Each special committee recommended approval of the merger and merger agreement to its respective board of directors, each of which subsequently approved the merger and merger agreement.

Pursuant to the terms of the merger agreement, subject to the receipt of necessary approvals and satisfaction or waiver of other conditions, the merger consideration payable by the Company to each holder of common stock, $0.001 par value per share, of MVP I, would be 0.365 shares of common stock, $0.0001 par value per share, of the Company, plus cash in lieu of fractional shares. The merger and a related amendment to the charter of MVP I are subject to the approval of MVP I’s stockholders but are not subject to the approval of the Company’s stockholders.

One of the reasons the boards of directors of the Company and MVP I approved the merger is that the increased size and scale provided by the merger is expected to enhance the combined company’s ability to list its shares of common stock on a national securities exchange.

Amendment of Our Charter

At this meeting, you are being asked to approve, among other matters, the amendment and restatement of our charter as set forth in the Articles of Amendment and Restatement, or the Amended Charter, a copy of which is attached to the proxy statement as Appendix A. The Amended Charter is primarily intended to accomplish two objectives in connection with the possible listing of our common stock after the closing of the merger: (1) to remove provisions of our charter that we believe may unnecessarily restrict our ability to take advantage of further opportunities for liquidity events or are redundant with or otherwise addressed or permitted to be addressed under Maryland law and (2) to amend certain provisions in a manner that we believe would be more suitable for becoming a publicly-traded REIT. The amendments that we are proposing to accomplish these objectives are described in more detail in the attached proxy statement.

We believe the Amended Charter will also more closely align our charter to those of our peers with publicly listed securities. Currently, our charter includes provisions and restrictions that are required by state securities administrators in order for us to publicly offer shares of our stock without having it listed on a national securities

i

exchange. Once our common stock is listed on a national securities exchange, these provisions and restrictions will no longer be required and, in some cases, if retained, would place restrictions on our activities that could put us at a competitive disadvantage compared to our peers with publicly listed securities.

We believe that the Amended Charter proposed in the accompanying proxy statement will enhance the opportunity for and impact of strategies designed to improve liquidity for our stockholders, including a listing on a national securities exchange. We believe that it is in the best interests of the Company and its stockholders to approve the amendment and restatement of our charter as set forth in the Amended Charter and Proposals 1 through 7, and that amending and restating our charter as set forth in the Amended Charter is important to our ability to provide liquidity and long-term value to our stockholders.

The Board unanimously (with the exception of the members of the Board who are also members of the MVP I Board, each of whom abstained) recommends that the stockholders vote FOR the approval of the amendment and restatement of our charter as set forth in the Amended Charter by voting FOR each of Proposals 1 through 7.

Approvals Required

The affirmative vote of the holders of at least a majority of all outstanding shares of our common stock, voting either in person or by proxy, will be required to approve each of Proposals 1 through 7. Approval of each of Proposals 1 through 7 is conditioned on approval of every other of Proposals 1 through 7. This means for the Amended Charter to be approved and implemented, holders of a majority of our outstanding shares of common stock must vote “FOR” each of Proposals 1 through 7.

Other Matters

Election of Directors;
Ratification of Appointment of Independent Registered Public Accounting Firm;
Adjournment

At this meeting, you are also being asked to consider and vote on:

•	the election of each of the nominees named in this proxy statement as directors to serve on the Company’s Board until the next annual meeting of stockholders and until their successors are duly elected and qualify (“Proposal 8”);
•	the ratification of the appointment of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (“Proposal 9”); and
•	a proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals (“Proposal 10”).

Approvals Required

The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote who are present in person or by proxy at the Annual Meeting is required to approve Proposal 8 to elect each of the nominees named in this proxy statement as directors. The affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the Annual Meeting is required to approve Proposal 9 to ratify the appointment of RSM as the Company’s independent public accounting firm for the fiscal year ending December 31, 2017 and Proposal 10 to adjourn the Annual Meeting. Abstentions and broker non-votes, if any, will have the effect of a vote against Proposal 8. Abstentions and broker non-votes, if any will have no effect on Proposal 9 or on Proposal 10.

Conclusion

The accompanying notice of the annual meeting of stockholders and the proxy statement contain a description of the formal business to be acted upon by the stockholders at the Annual Meeting. At the Annual Meeting, you will be entitled to vote on Proposals 1 through 7 regarding the amendment and restatement of our charter as set forth in the Amended Charter, Proposal 8 on the election of directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify, Proposal 9 regarding the appointment of RSM as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017 and

Proposal 10 to adjourn the Annual Meeting, if necessary. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.

REGARDLESS OF THE SIZE OF YOUR HOLDINGS, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, WE URGE YOU TO AUTHORIZE YOUR PROXY AS SOON AS POSSIBLE.

You may authorize your proxy by completing, signing and dating the enclosed proxy card and returning it as soon as possible in the postage pre-paid envelope provided. You may also authorize a proxy via the internet or telephone as described in the attached proxy statement. Submitting your proxy card or authorizing a proxy via the internet, telephone or by mail will ensure that your shares will be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.

We encourage you to read the accompanying materials carefully, and thank you in advance for your continued support.

Sincerely,

Michael V. Shustek
Chairman, Chief Executive Officer, President and Secretary

The accompanying notice, proxy statement and form of proxy are first being mailed or otherwise distributed to our stockholders on or about August 21, 2017.

MVP REIT II, INC.
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 27, 2017

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2017 annual meeting of stockholders of MVP REIT II, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on September 27, 2017, at 9:00 a.m. local time at Red Rock Casino & Resort, Veranda E, located at 11011 West Charleston Blvd., Las Vegas, Nevada 89135 (the “Annual Meeting”). The purposes of the meeting are to consider and vote upon the following proposals:

•	Proposal 1: A proposal to approve amendments to our charter to remove or revise certain provisions relating to our stock and stockholders;
•	Proposal 2: A proposal to approve amendments to our charter to remove or revise certain provisions relating to the Board;
•	Proposal 3: A proposal to approve amendments to our charter to remove or revise certain provisions relating to the conduct of our business that limit or regulate certain of our powers;
•	Proposal 4: A proposal to approve an amendment to our charter to remove the majority voting standard for the election of directors and implement the default plurality voting standard under the Maryland General Corporation Law;
•	Proposal 5: A proposal to approve amendments to our charter to remove or revise certain provisions with respect to stockholder meeting requests, meetings, rights to access information and voting rights;
•	Proposal 6: A proposal to amend the date by which holders of Series A Convertible Redeemable Preferred Stock must provide notice of conversion from the day immediately preceding the first anniversary of the issuance of such shares to December 31, 2017;
•	Proposal 7: A proposal to approve amendments to our charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, our charter;
•	Proposal 8: A proposal to elect each of the nominees named in this proxy statement as directors to serve on the Company’s Board until the next annual meeting of stockholders and until their successors are duly elected and qualify;
•	Proposal 9: A proposal to ratify the appointment of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
•	Proposal 10: A proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

Stockholders of record at the close of business on August 11, 2017 are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 2,580,364 shares of common stock, $0.0001 par value per share, of the Company, issued and outstanding and entitled to vote. Holders of the outstanding shares of Series A Convertible Redeemable Preferred Stock and Series 1 Convertible Redeemable Preferred Stock of the Company are entitled to notice of, but not entitled to vote at, the Annual Meeting. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.

A proxy statement and proxy card accompany this notice.

We hope to have the maximum number of shares of common stock present in person or by proxy at the Annual Meeting. To assure your representation at the Annual Meeting, please authorize a proxy to vote your shares by completing, signing, dating and mailing the enclosed proxy card. You may also authorize your proxy via the internet, telephone or mail as described in the attached proxy statement. YOUR COOPERATION IN PROMPTLY AUTHORIZING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

You may use the enclosed envelope which requires no further postage, if mailed in the United States, to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By Order of the Board of Directors

Michael V. Shustek
Chairman, Chief Executive Officer, President and Secretary

Las Vegas, Nevada
August 15, 2017

PLEASE VOTE – YOUR VOTE IS IMPORTANT

v

MVP REIT II, INC.
8880 West Sunset Road, Suite 340
Las Vegas, Nevada 89148

PROXY STATEMENT
FOR 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 27, 2017

Our Board of Directors, or the Board, is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the 2017 annual meeting of stockholders to be held on September 27, 2017 at 9:00 a.m. local time at Red Rock Casino & Resort, Veranda E, located at 11011 West Charleston Blvd., Las Vegas, Nevada 89135, and at any and all postponements or adjournments thereof, which we refer to as the Annual Meeting. We encourage your participation in the voting at the Annual Meeting and solicit your support on the proposals to be presented.

This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about August 21, 2017.

Unless the context otherwise requires, all references to the “Company,” “MVP II,” “our,” “we” and “us” in this proxy statement relate to MVP REIT II, Inc., a Maryland corporation. The mailing address of our principal executive offices is 8880 West Sunset Road, Suite 340, Las Vegas, Nevada 89148 and our telephone number is (702) 534-5577.

STOCKHOLDERS ARE URGED TO READ AND CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 27, 2017.

The proxy statement is available at https://www.proxy-direct.com/mvp-29157.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND RELATED MATTERS

We are providing you with this proxy statement, which contains information about the proposals to be voted upon at our Annual Meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement and the appendix to this proxy statement. See also, “Where Can I Find More Information About the Company?”

Q.	When and where is the Annual Meeting?
A.	The Annual Meeting will be held on September 27, 2017 at 9:00 a.m. local time at Red Rock Casino & Resort, Veranda E, located at 11011 West Charleston Blvd., Las Vegas, Nevada 89135.
Q.	How do I vote or authorize a proxy to vote my shares at the Annual Meeting?
A.	You may authorize a proxy to vote your shares in the following manner:
•	Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope.
•	Authorizing by Telephone — Stockholders may authorize a proxy by calling 1-800-337-3503 and following the instructions provided.
•	Authorizing a Proxy by Internet — Stockholders may authorize a proxy by completing the electronic proxy card at https://www.proxy-direct.com.

In addition, you may vote in person at the Annual Meeting. Stockholders of record may vote in person at the Annual Meeting. Written ballots will be passed out to those stockholders who want to vote at the Annual Meeting.

If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.

Q.	Why did you send me this proxy statement?
A.	We sent you this proxy statement and the proxy card on behalf of the Board, which is soliciting a proxy from you to vote your shares at the Annual Meeting. This proxy statement contains information we are required to provide to you, and is designed to assist you in voting your shares.
Q.	Will my vote make a difference?
A.	Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company.

PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES VIA THE INTERNET OR TELEPHONE OR BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Q.	Who is entitled to vote?
A.	On or about August 21, 2017, we will begin mailing the proxy materials to all holders of common stock of record as of the close of business on August 11, 2017, the record date fixed by the Board for determining the holders of record of our common stock entitled to notice of and to vote at the Annual Meeting. The holders of the outstanding shares of Series A Convertible Redeemable Preferred Stock and Series 1 Convertible Redeemable Preferred Stock of the Company are not entitled to vote at the Annual Meeting, but such holders are entitled to, and will receive, notice of the Annual Meeting.
Q.	How many votes do I have?
A.	Each of the outstanding shares of our common stock, as of the close of business on the record date, is entitled to one vote for as many individuals as there are directors to be elected at the Annual Meeting and one vote on each of the other matters to be voted upon at the Annual Meeting. On the record date, there were 2,580,364 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.
Q.	What am I voting on?
A.	At the Annual Meeting, we will be asking you to consider and vote upon the following:
•	the following series of proposals to approve the amendment and restatement of our charter as set forth in the Articles of Amendment and Restatement of our charter, or the Amended Charter, a copy of which is attached to this proxy statement as Appendix A:
•	Proposal 1: A proposal to approve amendments to our charter to remove or revise certain provisions relating to our stock and stockholders;
•	Proposal 2: A proposal to approve amendments to our charter to remove or revise certain provisions relating to the Board;
•	Proposal 3: A proposal to approve amendments to our charter to remove or revise certain provisions relating to the conduct of our business that limit or regulate certain of our powers;
•	Proposal 4: A proposal to approve an amendment to our charter to remove the majority voting standard for the election of directors and implement the default plurality voting standard under the Maryland General Corporation Law;
•	Proposal 5: A proposal to approve amendments to our charter to remove or revise certain provisions with respect to stockholder meeting requests, meetings, information and voting rights;
•	Proposal 6: A proposal to amend the date by which holders of Series A Convertible Redeemable Preferred Stock must provide notice of conversion from the day immediately preceding the first anniversary of the issuance of such share to December 31, 2017;
•	Proposal 7: A proposal to approve amendments to our charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, our charter;
•	Proposal 8: A proposal to elect each of the nominees named in this proxy statement as directors to serve on the Company’s Board until the next annual meeting of stockholders and until their successors are duly elected and qualify;
•	Proposal 9: A proposal to ratify the appointment of RSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
•	Proposal 10: A proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.
Q.	What are our Board’s recommendations?
A.	The Board unanimously (with the exception of the members of the Board who are also members of the MVP I Board, each of whom abstained with respect to Proposals 1 through 7) recommends a vote:
•	FOR Proposals 1 through 7 related to the amendment and restatement of our charter as set forth in the Amended Charter;

•	FOR Proposal 8 to elect each of the nominees named in this proxy statement as directors to serve on the Company’s Board until the next annual meeting of stockholders and until their successors are duly elected and qualify;
•	FOR Proposal 9 to ratify the appointment of RSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
•	FOR Proposal 10 to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.
Q.	Why does the Company intend to pursue an initial listing of our common stock following the closing of the merger?
A.	Listing the Company’s common stock on a national securities exchange would provide our stockholders with greater access to liquidity with the flexibility to sell or retain shares based on public market value. For our stockholders, this represents the opportunity to achieve a liquidity event substantially earlier than was previously anticipated. Currently, our stockholders’ options for liquidity are very limited. In addition, as a listed company, we will have the opportunity to better access institutional investors and related capital sources.

There can be no assurance that we will successfully list our common stock on a national securities exchange or that, if we are successful in listing, an active trading market for shares of our common stock will develop and be sustained or that the price at which our common stock may trade following the listing will increase.

Q.	What if the merger of MVP I with and into a wholly-owned subsidiary of the Company is not approved by the stockholders of MVP I or if the merger is not completed for any other reason?
A.	If the merger is not approved by the MVP I common stockholders or if the merger is not completed for any other reason, each of MVP I and the Company will remain an independent company. Although the approval of Proposals 1 through 7 is not conditioned upon the approval of the merger, in the event that the merger is not completed, it is likely that the contemplated listing of the Company’s common stock will not occur and the Amended Charter will not be filed with the State Department of Assessments and Taxation of Maryland.
Q.	What is the purpose of the amendments to our charter?
A.	The proposed amendments to our charter are primarily intended to accomplish two objectives in connection with the possible listing of our common stock: (1) to remove provisions of our charter that we believe may unnecessarily restrict our ability to take advantage of further opportunities for liquidity events or are redundant with or otherwise addressed or permitted to be addressed under Maryland law and (2) to amend certain provisions in a manner that we believe would be more suitable for becoming a publicly-traded REIT. The majority of the changes to our charter that we are proposing relate to the removal or revision of provisions and restrictions that were required by state securities administrators in order for us to publicly offer shares of our stock without having it listed on a national securities exchange. If our common stock is listed on a national securities exchange, these provisions and restrictions will no longer be required and, in some cases, if retained, would place restrictions on our activities that could put us at a competitive disadvantage compared to our peers with publicly listed securities.
Q.	When do you expect the Amended Charter to be effective?
A.	If the amendment of our charter as set forth in the Amended Charter is approved by our stockholders, the Amended Charter will become effective upon its filing with the State Department of Assessments and Taxation of Maryland. We expect to file the proposed Amended Charter immediately before our common stock becomes listed for trading on a national securities exchange. This means that the changes to the charter will not be effective unless and until we complete an exchange listing.
Q.	What happens if the proposals for the amendment and restatement of our charter as set forth in the Amended Charter are not approved?
A.	Approval of each of Proposals 1 through 7 is conditioned upon approval of all others of Proposals 1 through 7, which means that all of these proposals must be approved for the amendment and restatement of the charter to be considered approved by our stockholders. If each of Proposals 1 through 7 are not approved, the Board will consider all of its options in connection with the currently contemplated exchange listing.

Q.	What constitutes a quorum?
A.	In order for us to conduct the Annual Meeting, we must have a quorum, which means that the holders of at least 50% of our outstanding shares of common stock as of the close of business on the record date must be present in person or by proxy at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you:
•	authorize a proxy via the Internet;
•	authorize a proxy via telephone;
•	properly submit a proxy card (even if you do not provide voting instructions); or
•	attend the Annual Meeting and vote in person.

The inspector of election appointed by us for the Annual Meeting will determine whether or not a quorum is present. Abstentions and broker non-votes, if any, will count toward the presence of a quorum. A broker “non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a signed proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner. If your shares are held in the name of a brokerage firm, the brokerage firm can vote your shares for the ratification of RSM as our registered independent public accounting firm for the year ending December 31, 2017 (Proposal 9), because this matter is considered “routine” under the applicable rules. The other proposals are not considered “routine” and therefore may not be voted by your broker without instructions.

Q.	What vote is required to approve each proposal, assuming that a quorum is present at the Annual Meeting?
A.	Under our charter, the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the record date is required to approve each of Proposals 1 through 7 to amend and restate our charter as set forth in the Amended Charter. In addition, approval of each of Proposals 1 through 7 is conditioned upon approval of all others of Proposals 1 through 7, which means that all of these proposals must be approved for the amendment and restatement of the charter to be considered approved by our stockholders. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote who are present in person or by proxy at the Annual Meeting is required to elect each of the nominees named in this proxy statement as directors (Proposal 8). The affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the Annual Meeting is required to approve Proposal 9 to ratify the appointment of RSM as the Company’s independent public accounting firm for the fiscal year ending December 31, 2017 and Proposal 10 to adjourn the Annual Meeting. Abstentions and broker non-votes, if any, will have the effect of a vote against Proposal 8. Abstentions and broker non-votes, if any, will have no effect on Proposal 9 or on Proposal 10.

Abstentions and broker non-votes, if any, will have the effect of a vote against Proposals 1 through 7 relating to the amendment and restatement of our charter and Proposal 8 relating to the election of directors. Abstentions and broker non-votes, if any, will have no effect on Proposal 9 relating to the ratification of RSM as the Company’s independent accounting firm or on Proposal 10 to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

Q.	May I revoke my proxy or change my vote?
A.	Yes. You may revoke your proxy or change your vote at any time before your proxy is exercised at the Annual Meeting. If you are a holder of record, you can do this in any of the three following ways:
•	by sending a written notice to the Secretary of the Company in time to be received before the Annual Meeting, stating that you would like to revoke your proxy;
•	by completing, signing and dating another proxy card and returning it by mail in time to be received before the Annual Meeting, or by authorizing a later dated proxy by the Internet or telephone, in which case your later-authorized proxy will be recorded and your earlier proxy revoked; or
•	by attending the Annual Meeting and voting in person. Simply attending the Annual Meeting without voting will not revoke your proxy or change your vote.

If your shares of common stock are held in an account at a broker or other nominee and you desire to change your vote or vote in person, you should contact your broker or other nominee for instructions on how to do so.

Q.	What is the effect of abstentions and broker non-votes?
A.	Because the proposals to approve the Amended Charter must be approved by the holders of a majority of the shares of our common stock issued and outstanding, abstentions and broker non-votes, if any, will have the effect of votes AGAINST each of Proposals 1 through 7. In addition, because the election of each director requires the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote who are present in person or by proxy at the Annual Meeting, abstentions and broker non-votes, if any, will have the effect of votes AGAINST each of the nominees in Proposal 8. However, because they are not considered votes cast, abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 9 or Proposal 10, which only require the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the meeting. As described above, a “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.
Q.	Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?
A.	We will bear all expenses incurred in connection with the solicitation of proxies. Our directors and officers and MVP Realty Advisors, LLC, a Delaware limited liability company and our advisor (the “Advisor”), may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. The Company has also engaged Georgeson Inc. to assist it in the solicitation of proxies. The Company has agreed to pay Georgeson Inc. an initial fee of $7,500, and will reimburse it for its reasonable expenses, for its services to solicit proxies.
Q.	Could other matters be decided at the Annual Meeting?
A.	As of the date of this proxy statement, the above-referenced proposals are the only matters of which we are aware that are to be acted upon at the Annual Meeting. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.
Q.	Who can help answer my questions?
A.	If you have any questions about the Annual Meeting or how to authorize your proxy, or need additional copies of this proxy statement, the enclosed proxy card or voting instructions, you should contact:

MVP REIT II, Inc.
Attention: Investor Relations
8880 W. Sunset Rd., Suite 340
Las Vegas, NV 89148
(702) 534-5577

You may also request information from Georgeson Inc., the Company’s proxy solicitor, at the following address and telephone number:

Georgeson Inc.
480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
All Shareholders Call Toll-Free: 888-666-2580

Q.	Where can I find more information about the Company?
A.	We file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or the SEC. You may read and copy any reports or other information we file with the SEC on the web site maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or 1-202-551-7900 for further information regarding the public reference facilities.

INTRODUCTORY NOTE TO PROPOSALS 1 THROUGH 7 RELATING TO THE PROPOSED
AMENDMENT AND RESTATEMENT OF OUR CHARTER

On May 25, 2017, the Board determined that the amendment and restatement of our charter, as set forth in the Amended Charter, is advisable in connection with the potential listing of our common stock on a national securities exchange following the completion of the merger of MVP I into a wholly-owned subsidiary of the Company, or the merger. The changes that would be made to our charter by the Amended Charter are primarily intended to accomplish two objectives in connection with the possible exchange listing of our common stock: (1) to remove provisions of our charter that we believe might unnecessarily restrict our ability to take advantage of future opportunities for liquidity events or are redundant with or otherwise addressed or permitted to be addressed under Maryland law and (2) to amend certain provisions in a manner that we believe would be more suitable for becoming a publicly-traded REIT.

The majority of the changes that we are proposing to our charter relate to the removal or revision of provisions and restrictions that were required by state securities administrators in order for us to publicly offer our stock without having it listed on a national securities exchange. If our common stock is listed on a national securities exchange, these provisions and restrictions will no longer be required and, in some cases, if retained, would place restrictions on our activities that could put us at a competitive disadvantage compared to our peers with publicly listed securities.

The principal changes to our charter that would be made in the Amended Charter are summarized below in the following Proposals 1 through 7. The overview of the proposed changes in this Introductory Note and the descriptions provided in each of Proposals 1 through 7 are qualified in their entirety by the complete text of the Amended Charter, which is included as Appendix A to this proxy statement, which has been marked to show the proposed changes from our current charter and which you should read in its entirety.

Approval of the Amended Charter

Approval of each of Proposals 1 through 7 is conditioned on approval of every other of Proposals 1 through 7. This means that, for the proposed Amended Charter to be approved and implemented, our stockholders must vote “FOR” each of Proposals 1 through 7.

Effectiveness of the Amended Charter

If the amendments to our charter as set forth in Proposals 1 through 7 and the Amended Charter are approved by our holders of common stock, the Amended Charter will become effective when filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland. We intend to file the Amended Charter immediately before our common stock becomes listed for trading on a national securities exchange. This means that the changes to the charter will not be effective unless and until we complete an exchange listing.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the amendment and restatement of our charter as set forth in the Amended Charter. Accordingly, to the extent that you object to the amendment and restatement of our charter as set forth in the Amended Charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

THE BOARD UNANIMOUSLY (WITH THE EXCEPTION OF THE MEMBERS OF THE BOARD WHO ARE ALSO MEMBERS OF THE MVP I BOARD, EACH OF WHOM ABSTAINED) RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL OF EACH OF PROPOSALS 1 THROUGH 7.

PROPOSAL 1: APPROVAL OF AMENDMENTS TO OUR CHARTER
TO REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO
OUR STOCK AND STOCKHOLDERS

In this Proposal 1, we are proposing to remove or revise NASAA REIT Guidelines provisions from our charter that relate to the terms and rights of our classes and series of equity stock, including our common stock, and to offerings of our equity stock, all as more particularly described below:

•	Delete the requirement that all shares of stock be fully paid and nonassessable when issued. Although the Company has no present intention of doing so, the Maryland General Corporation Law, or the MGCL, permits a corporation to issue stock in exchange for future payment or stock that is assessable.
•	Delete the NASAA REIT Guidelines limitations on the voting rights which may be afforded to classes of common stock and preferred stock, respectively, in a private offering. This change would provide our Board more flexibility in determining what terms and rights of a new class or series of stock, including voting rights, would be in the best interests of the Company at the time of issuance. The change may increase the possible dilutive effect of potential future private issuances of stock.
•	Delete the NASAA REIT Guidelines prohibition on distributions in kind and add a provision specifically permitting dividends to be paid in shares of one class or series to the holders of shares of another class or series to provide the Company more flexibility with respect to distributions.
•	Delete the NASAA REIT Guidelines provision specifying that we will not issue stock certificates unless otherwise provided by our Board, as we believe that other listed company charters generally include this requirement.
•	Delete the NASAA REIT Guidelines requirement related to certain stockholder suitability requirements that would no longer be applicable once our common stock is listed on an exchange.
•	Delete the provisions related to tender offers that would no longer be required once our common stock is listed on an exchange, including (i) requiring any person making a tender offer, including a mini-tender offer, to comply with all of the provisions set forth in Regulation 14D under the Securities Exchange Act of 1934, as amended, or the Exchange Act, that would be applicable if the tender offer was for more than five percent of the outstanding shares of our stock and (ii) in the event of a non-compliant tender offer, permitting us to redeem such non-compliant person’s shares, as the provisions will no longer be applicable.

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 1. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this Proposal 1 unless you designate otherwise.

In addition, approval of each of Proposals 1 through 7, including this Proposal 1, is conditioned on approval of each other of Proposals 1 through 7. This means that, if you abstain from voting on or vote against this Proposal 1, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY (WITH THE EXCEPTION OF THE MEMBERS OF THE BOARD WHO ARE ALSO MEMBERS OF THE MVP I BOARD, EACH OF WHOM ABSTAINED) RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO OUR STOCK AND OUR STOCKHOLDERS.

PROPOSAL 2: APPROVAL OF AMENDMENTS TO OUR CHARTER
TO REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO
OUR BOARD OF DIRECTORS

In this Proposal 2, we are proposing to remove or revise NASAA REIT Guidelines provisions from our charter that relate to the number, qualifications and service of our directors, to add certain related provisions that we believe are more suitable for becoming a publicly traded REIT and to add certain director removal limitations to our charter, as more particularly described below:

•	Increase the number of directors of the Company from five to eight and clarify that the number of directors of the Company may only be increased or decreased by the Board.
•	Delete the NASAA REIT Guidelines requirement that our Board be comprised of at least three directors. Under the MGCL, our Board may be comprised of as few as one director. Also remove the requirement that a majority of our Board consist of independent directors (as defined by the NASAA REIT Guidelines). Stock exchange rules would require that a majority of our directors be independent in order for us to list shares of our common stock, and we believe that the applicable stock exchange definition of independence provides an appropriate definition of independence for a publicly listed company. Removing the definition required by the NASAA REIT Guidelines will eliminate any possibility of conflict between such definition and the stock exchange definition.
•	Delete the NASAA REIT Guidelines requirements that each non-independent director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage our assets and that at least one independent director have at least three years of relevant real estate experience. We believe our Board, in consideration of the many characteristics that may make a nominee a valuable addition to our Board, should have discretion in the nomination of directors.
•	Delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent directors as such requirement is more stringent than stock exchange rules with respect to committee composition.
•	Delete the NASAA REIT Guidelines requirement that each director hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Pursuant to the MGCL, unless a corporation’s board of directors is classified (which our Board is not) or the terms of any class or series of stock pursuant to which directors are elected provide otherwise, directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify.
•	Delete the NASAA REIT Guidelines statement that directors serve in a fiduciary capacity and have fiduciary duties. Under the MGCL, each director has a duty to act in good faith, with a reasonable belief that his or her action is in the Company’s best interests and with the care of an ordinarily prudent person in a like position under similar circumstances.
•	Delete the NASAA REIT Guidelines requirements that certain specified matters, including the issuance of preferred stock, be approved by a majority of the independent directors, in order to provide more flexibility to our Board in connection with such matters.
•	Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, directors and officers and instead provide for exculpation, indemnification and advance of expenses to the maximum extent permitted by Maryland law, which we believe is common for public companies (including REITs) formed under Maryland law and which we believe will enhance our ability to attract and retain directors and officers.
•	Insert a provision that our directors may only be removed for “cause,” meaning a conviction of a felony or final judgment of a court of competent jurisdiction holding that the director caused demonstrable material harm to the company through bad faith or active and deliberate dishonesty, and requiring the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors to effect such removal (instead of the current majority of the votes entitled to be cast).

•	Delete a NASAA REIT Guidelines provision providing that the NASAA REIT Guidelines were to control in the event the Board determined they conflicted with any non-mandatory provision of the MGCL. This provision should no longer be necessary as a result of the deletion of the other NASAA REIT Guidelines provisions.
•	Delete the requirement that a majority of independent directors approve Board actions to which certain NASAA REIT Guidelines applied, given that the sections of the charter pertaining to such NASAA REIT Guidelines are being removed.

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 2. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this Proposal 2 unless you designate otherwise.

In addition, approval of each of Proposals 1 through 7, including this Proposal 2, is conditioned on approval of each other of Proposals 1 through 7. This means that if you abstain from voting on or vote against this Proposal 2, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY (WITH THE EXCEPTION OF THE MEMBERS OF THE BOARD WHO ARE ALSO MEMBERS OF THE MVP I BOARD, EACH OF WHOM ABSTAINED) RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO OUR BOARD OF DIRECTORS.

PROPOSAL 3: APPROVAL OF AMENDMENTS TO OUR CHARTER
TO REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO
THE CONDUCT OF OUR BUSINESS THAT LIMIT OR REGULATE
CERTAIN OF OUR POWERS

In this Proposal 3, we are proposing to remove or revise NASAA REIT Guidelines provisions that limit or regulate how the Company operates and the process by which it engages in certain transactions, all as more particularly described below:

•	Delete the NASAA REIT Guidelines restrictions on share repurchases which we believe are uncommon in public company charters and which reduce flexibility.
•	Delete the NASAA REIT Guidelines requirements related to distribution reinvestment plans that establish disclosure and withdrawal rights which we believe are uncommon in public company charters.
•	Replace the NASAA REIT Guidelines provisions related to the appointment of, supervision of and payment of enumerated fees to an external advisor with a provision simply permitting our Board to authorize the execution of and performance by us of one or more agreements with any external advisor or manager.
•	Delete the NASAA REIT Guidelines provisions limiting our investment objectives and requiring review of our investment policies and prohibiting certain joint ventures and investments in equity securities as we do not believe these provisions are customarily included in the charters of publicly listed companies.
•	Delete the NASAA REIT Guidelines provisions relating to affiliated transactions. Under the MGCL, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is subject to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company.
•	Delete the NASAA REIT Guidelines restrictions on voting of shares held by our advisor, our directors and their affiliates regarding the removal of our advisor or directors or a transaction between our advisor, our directors or their affiliates and us, as we do not believe that these provisions are customarily included in the charters of publicly listed companies.
•	Delete the NASAA REIT Guidelines restrictions on roll-up transactions, which would otherwise cease to be applicable one year following listing.

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 3. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this Proposal 3 unless you designate otherwise.

In addition, approval of each of Proposals 1 through 7, including this Proposal 3, is conditioned on approval of each other of Proposals 1 through 7. This means that if you abstain from voting on or vote against this Proposal 3, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY (WITH THE EXCEPTION OF THE MEMBERS OF THE BOARD WHO ARE ALSO MEMBERS OF THE MVP I BOARD, EACH OF WHOM ABSTAINED) RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO THE CONDUCT OF OUR BUSINESS THAT LIMIT OR REGULATE CERTAIN OF OUR POWERS.

PROPOSAL 4: APPROVAL OF AMENDMENT TO OUR CHARTER TO
REMOVE THE MAJORITY VOTING STANDARD FOR THE
ELECTION OF DIRECTORS AND IMPLEMENT THE DEFAULT
PLURALITY VOTING STANDARD UNDER THE MARYLAND
GENERAL CORPORATION LAW

If adopted, this Proposal 4 would delete the NASAA REIT Guidelines requirement that a director receive the affirmative vote of the holders a majority of the shares present, in person or by proxy, at a meeting in order to be elected. We believe it is advisable to delete this provision because it creates a possibility that no nominee would be elected to fill a director seat. If no nominee for a director seat receives the vote of a majority of shares present because, for example, many stockholders abstain, then the previously elected director will continue to serve as a “holdover” director. In addition, there can be significant costs and delays to the Company when soliciting stockholder votes, which may be greater under the current majority voting standard.

If this Proposal 4 is adopted, then we intend to similarly revise the related provision of our bylaws so that, consistent with the default standard under the MGCL, a plurality of all the votes cast at a meeting at which a quorum is present would be sufficient to elect a director. If adopted, this Proposal 4 and the revised bylaws would result in the election of the nominee who receives the most affirmative votes in a director election. This Proposal 4 would change and diminish the effect of an abstention, which currently counts as a vote against a director nominee, so that it will qualify as present for the purposes of a quorum but will have no effect on the outcome of the election. Adoption of this Proposal 4 also may diminish the effect of a vote against a nominee because a nominee who received many against votes would, nevertheless, be elected if there is no opposition candidate.

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 4. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this Proposal 4 unless you designate otherwise.

In addition, approval of each of Proposals 1 through 7, including this Proposal 4, is conditioned on approval of each other of Proposals 1 through 7. This means that if you abstain from voting on or vote against this Proposal 4, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY (WITH THE EXCEPTION OF THE MEMBERS OF THE BOARD WHO ARE ALSO MEMBERS OF THE MVP I BOARD, EACH OF WHOM ABSTAINED) RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE THE MAJORITY VOTING STANDARD FOR THE ELECTION OF DIRECTORS AND IMPLEMENT THE DEFAULT PLURALITY VOTING STANDARD UNDER THE MARYLAND GENERAL CORPORATION LAW.

PROPOSAL 5: APPROVAL OF AMENDMENTS TO OUR CHARTER
TO REMOVE OR REVISE CERTAIN PROVISIONS WITH RESPECT
TO STOCKHOLDER MEETING REQUESTS, MEETINGS,
INFORMATION AND VOTING RIGHTS

In this Proposal 5, we are proposing to remove or revise certain provisions of the charter that relate to stockholder meetings, stockholder information rights and stockholder voting rights, all as more particularly described below:

•	Delete the NASAA REIT Guidelines requirement that an annual meeting of stockholders be held no less than thirty (30) days after delivery of our annual report as we do not believe that these provisions are customarily included in the charters of publicly listed companies, and we believe that our Board should have maximum flexibility in setting our annual meeting date subject to applicable laws and regulations.
•	Delete the NASAA REIT Guidelines requirement that a special meeting of stockholders be called upon the request of the holders of at least ten percent (10%) of the outstanding shares entitled to vote. Under the MGCL, the percentage required to call a meeting can be as high as a majority. By approving the deletion of this provision from the charter, you effectively will be permitting our Board to set the threshold for a special meeting request by our stockholders in its discretion and without stockholder approval through our Company’s bylaws.
•	Delete the provisions related to notice of stockholder meetings and quorum at such meetings. Our bylaws include provisions that govern notices of and quorum at stockholder meetings.
•	Delete the NASAA REIT Guidelines requirements related to stockholder approval of certain matters as the MGCL already requires stockholder approval for such matters.
•	Delete the NASAA REIT Guidelines requirements related to inspection rights as the MGCL already grants inspection rights. The inspection rights provided by the MGCL to all stockholder are more limited than the rights under the NASAA REIT Guidelines.
•	Delete the NASAA REIT Guidelines requirement that we provide a copy of our stockholder list to any stockholder upon request. The MGCL requires only that a stockholder list be provided to one or more persons who together are, and for at least six months have been, stockholders of record of at least five percent of the outstanding shares of stock of any class of stock of the Company.
•	Delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within one hundred twenty (120) days after the end of the fiscal year. The MGCL requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within twenty (20) days thereafter.

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 5. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this Proposal 5 unless you designate otherwise.

In addition, approval of each of Proposals 1 through 7, including this Proposal 5, is conditioned on approval of each other of Proposals 1 through 7. This means that if you abstain from voting on or vote against this Proposal 5, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY (WITH THE EXCEPTION OF THE MEMBERS OF THE BOARD WHO ARE ALSO MEMBERS OF THE MVP I BOARD, EACH OF WHOM ABSTAINED) RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS WITH RESPECT TO STOCKHOLDER MEETING REQUESTS, STOCKHOLDER MEETINGS, INFORMATION AND VOTING RIGHTS.

PROPOSAL 6: APPROVAL OF AMENDMENTS TO OUR CHARTER
TO CONFORM THE TERMS OF THE SERIES A CONVERTIBLE
REDEEMABLE PREFERRED STOCK WITH THOSE OF THE SERIES 1
CONVERTIBLE REDEEMABLE PREFERRED STOCK

In this Proposal 6, we are proposing to amend the date by which holders of Series A Convertible Redeemable Preferred Stock must provide notice of conversion from the day immediately preceding the first anniversary of the issuance of such share to December 31, 2017. This change will conform the terms of the Series A Convertible Redeemable Preferred Stock with the terms of the Series 1 Convertible Redeemable Preferred Stock with respect to conversions.

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 6. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this Proposal 6 unless you designate otherwise. The outstanding shares of Series A Convertible Redeemable Preferred Stock and Series 1 Convertible Redeemable Preferred Stock are not entitled vote on this Proposal 6.

In addition, approval of each of Proposals 1 through 7, including this Proposal 6, is conditioned on approval of each other of Proposals 1 through 7. This means that if you abstain from voting on or vote against this Proposal 6, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY (WITH THE EXCEPTION OF THE MEMBERS OF THE BOARD WHO ARE ALSO MEMBERS OF THE MVP I BOARD, EACH OF WHOM ABSTAINED) RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO CONFORM THE TERMS OF THE SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK WITH THOSE OF THE SERIES 1 CONVERTIBLE REDEEMABLE PREFERRED STOCK.

PROPOSAL 7: APPROVAL OF AMENDMENTS TO OUR CHARTER
TO EFFECTUATE CERTAIN MINISTERIAL MODIFICATIONS,
CLARIFICATIONS AND CONFORMING CHANGES TO, AND THE
RESTATEMENT OF, OUR CHARTER

In addition to the proposed amendments to the Company’s charter particularly described in Proposals 1 through 6 above, we are proposing in this Proposal 7 to amend the charter to integrate all of the amendments to the charter proposed in Proposals 1 through 7, to conform cross-references and section titles, to make other immaterial typographical and drafting changes throughout the charter and to restate the charter to incorporate all the amendments approved in Proposals 1 through 7 along with all previously approved provisions.

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 7. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this Proposal 7 unless you designate otherwise.

In addition, approval of each of Proposals 1 through 7, including this Proposal 7, is conditioned on approval of each other of Proposals 1 through 7. This means that if you abstain from voting on or vote against this Proposal 7, it will have the effect of a vote against all of the other proposed amendments to our charter. In addition, this means that a vote for Proposal 7 will not count as a vote for Proposals 1 through 6.

THE BOARD UNANIMOUSLY (WITH THE EXCEPTION OF THE MEMBERS OF THE BOARD WHO ARE ALSO MEMBERS OF THE MVP I BOARD, EACH OF WHOM ABSTAINED) RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO OUR CHARTER TO EFFECTUATE CERTAIN MINISTERIAL MODIFICATIONS, CLARIFICATIONS AND CONFORMING CHANGES TO, AND THE RESTATEMENT OF, OUR CHARTER.

PROPOSAL 8 – ELECTION OF DIRECTORS

Information About Our Board of Directors

General

Our board currently consists of five members, Michael V. Shustek, Allen Wolff, David Chavez, Erik Hart and John E. Dawson. Each of the nominees meet the qualifications for directors as set forth in the Company’s charter and bylaws. The combined company’s directors will serve until the next annual meeting of stockholders following their election and until their successors are elected and qualify. Assuming the merger is consummated, concurrently upon the effectiveness of the merger, the Company will increase the size of its Board by three and the Board will elect three members of the MVP I board, Robert J. Aalberts, Nicholas Nilsen and Shawn Nelson, to serve as members of the board of the combined company.

The following table sets forth certain information with respect to each of the persons who are nominated to serve as directors of the company.

Name	Age	Position
Michael V. Shustek	58	Chief Executive Officer & Director
Allen Wolff	45	Independent Director
David Chavez	51	Independent Director
Erik Hart	46	Independent Director
John E. Dawson	59	Independent Director

The following table sets forth the names, ages as of March 24, 2017 and positions of the individuals who serve as directors, executive officers and certain significant employees of the Advisor or our affiliates:

Name	Age	Title
Michael V. Shustek	58	President & Chief Executive Officer
Ed Bentzen	40	Chief Financial Officer

There are no family relationships between any directors or executive officers, or between any director and executive officer.

Board Leadership Structure

Our Board of Directors has determined that its current structure, with combined Chairman and CEO roles, is in the best interests of the Company. The Board believes that combining the Chairman and CEO roles is the appropriate corporate governance structure and works well for the Company because it most effectively utilizes Mr. Shustek’s extensive experience and knowledge regarding the Company, the Company’s business and markets, and the Company’s competitors, and provides for the most effective leadership of our Board and Company.

Board’s Role in Risk Oversight

The Board provides supervision and oversight of our risk management processes. Management identifies and prioritizes material risks, and each prioritized risk is referred to a Board committee or the full Board for supervision and oversight. For example, financial risks are referred to the Audit Committee. The Board regularly reviews information regarding our properties, loans, operations, liquidity and capital resources. The Board informally reviews the risks associated with these items at each quarterly Board meeting and at other Board meetings as deemed appropriate.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote who are present in person or by proxy at the Annual Meeting is required to elect each of the nominees named in this proxy statement as directors. For purposes of the election of directors, abstentions and broker non-votes, if any, will have the same effect as votes against the election of each of the nominees, although abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES.

Biographical Information for Nominees for Director

Michael V. Shustek will serve as Chief Executive Officer and Chairman of the Board of the combined company, positions he has held at both MVP I and MVP II since their respective inceptions. He also serves as the Chief Executive Officer of the Advisor. He has served as Chairman of the Board of Directors, Chief Executive Officer and a director of Vestin Group since April 1999 and a director and CEO of Vestin Realty Mortgage I, Inc., a Maryland corporation and OTC Pink Sheets-listed company (“VRM I”), and Vestin Realty Mortgage II, Inc., a Maryland corporation and OTC Pink Sheets-listed company (“VRM II”), since January 2006. In July 2012, Mr. Shustek became a principal of MVP American Securities. During January 2013, Mr. Shustek became the sole owner of MVP American Securities.

In February 2004, Mr. Shustek became the President of Vestin Group. In 2003, Mr. Shustek became the Chief Executive Officer of Vestin Originations, Inc. In 1995, Mr. Shustek founded Del Mar Mortgage, and has been involved in various aspects of the real estate industry in Nevada since 1990. In 1993, he founded Foreclosures of Nevada, Inc., a company specializing in non-judicial foreclosures. In 1997, Mr. Shustek was involved in the initial founding of Nevada First Bank. In 1993, Mr. Shustek also started Shustek Investments, a company that originally specialized in property valuations for third-party lenders or investors.

Mr. Shustek has co-authored two books, entitled “Trust Deed Investments,” on the topic of private mortgage lending, and “If I Can Do It, So Can You.” Mr. Shustek is a guest lecturer at the University of Nevada, Las Vegas, where he also has taught a course in Real Estate Law and Ethics. Mr. Shustek received a Bachelor of Science degree in Finance at the University of Nevada, Las Vegas. Mr. Shustek is highly knowledgeable with regard to the business operations of MVP I and MVP II. In addition, his participation on the board of directors of the combined company is essential to ensure efficient communication between the board and management. Mr. Shustek was selected to serve as a director of the combined company because he will be the Chief Executive Officer of the combined company, has significant real estate experience and expansive knowledge of the real estate industry, and has relationships with chief executives and other senior management at numerous real estate companies.

Allen Wolff will serve as one of the combined company’s independent directors and currently serves as an independent director of MVP II. Since December 2014, Mr. Wolff has served as Chief Financial Officer for NTN Buzztime, Inc. (NYSE MKT: NTN), a social entertainment and integrated marketing platform. Previous to that, from July 2013 to December 2014, Mr. Wolff served as Co-Founder and Financial Strategist for PlumDiggity, LLC, a financial and marketing strategy firm. From January 2011 to July 2013, Mr. Wolff served as Chief Financial Officer and director for 365 Retail Markets, LLC, a micro-market self-checkout POS technology firm, and from January 2006 to January 2011, Mr. Wolff served as Co-Founder and Chief Financial Officer of Paysimple, Inc., a provider of payment management solutions. From January 2003 to July 2009, Mr. Wolff served as President and Chief Financial Officer of The Conclave Group, LLC, a real estate industry publication serving 12,000 apartment communities nationwide. Mr. Wolff received his Bachelor’s Degree from the University of Michigan, and his Master of Business Administration Degree from the R.H. Smith School of Business at the University of Maryland. Mr. Wolff was selected to serve as an independent director of the combined company because of his public company accounting and financial reporting expertise, as well as his experience with real estate transactions.

David Chavez will serve as one of the combined company’s independent directors and currently serves as an independent director of MVP II. Since 2009, Mr. Chavez has served as Chief Executive Officer of Assured Strategies, LLC, a strategic consulting, coaching and advisory firm. From 1996 to 2007, Mr. Chavez served as Chief Executive Officer of the Chavez & Koch, a Professional Corporation, Certified Public Accountants (CPA’s), Ltd., certified public accounting firm, and from 1995 to 1996, he was a private business and financial consultant. From 1991 to 1995 Mr. Chavez worked with Arthur Andersen’s Las Vegas office, taking several companies public, and working on auditing as well as consulting. Mr. Chavez received a Bachelor of Science in Business Administration Degree, with a concentration in Accounting, from the University of Nevada, Las Vegas. Mr. Chavez was selected to serve as an independent director of the combined company because of his accounting and financial reporting expertise and his experience in the strategic consulting industry.

Erik A. Hart will serve as one of the combined company’s independent directors and currently serves as an independent director of MVP II. Since May 2012, Mr. Hart has served as Managing Partner for Romandad Partners and the Romandad Trust. Previous to that, from 2001 to July 2013, Mr. Hart practiced law at The Law Offices of

Erik A. Hart, and from 1998 to 2001, Mr. Hart was a lawyer for the Business Affairs and Business Development Department of the Spelling Entertainment Group, Inc., formerly Republic Entertainment, Inc. Mr. Hart received his Bachelor’s Degree from the University of the Pacific, and his Juris Doctor from McGeorge School of Law. Mr. Hart is a member of the California Bar and reactivated his California bar license and plans to keep it active indefinitely. Mr. Hart was selected to serve as an independent director of the combined company because of his finance experience, including experience analyzing and investing in REITs, as well as his corporate law experience.

John E. Dawson will serve as one of the combined company’s independent directors and currently serves as an independent director of MVP I and MVP II. He has been a director of MVP I since its inception. He was a director of Vestin Group from March 2000 to December 2005, was a director of VRM I, from March 2007 until he resigned in November 2013 and was a director for VRM I from March 2007 until January 2008. Since January of 2015 Mr. Dawson has been a Partner at the International law firm of Dickinson Wright PLLC. Mr. Dawson was a partner of the Las Vegas law firm of Lionel Sawyer & Collins from 2005 until its closing in December of 2014. Previous to that, from 1995 to 2005, Mr. Dawson was a partner at the law firm of Marquis & Aurbach. Mr. Dawson received his Bachelor’s Degree from Weber State and his Juris Doctor from Brigham Young University. Mr. Dawson received his Masters of Law (L.L.M.) in Taxation from the University of San Diego in 1993. Mr. Dawson was admitted to the Nevada Bar in 1988 and the Utah Bar in 1989. Mr. Dawson was selected to serve as an independent director of the combined company due to his legal background and significant experience in the real estate industry and his experience as a public company director.

Biographical Information for Non-Director Nominee Executive Officers

Ed Bentzen was appointed as our Chief Financial Officer (CFO) on June 14, 2016. In addition, Mr. Bentzen was appointed the CFO of MVP I on June 14, 2016. From August 2013, Mr. Bentzen has been the Chief Financial Officer of Western Funding, Inc., a subsidiary of Westlake Financial Services, a company that specializes in sub-prime auto financing. From January 2013 to August 2013, Mr. Bentzen was the Assistant Vice President of Finance for Western Funding and from October 2010 through January 2013, he was the corporate controller of Western Funding. Previous to his experience at Western Funding, Mr. Bentzen served in the capacity of Financial Analyst from January 2006 to April 2007 and then as corporate controller from April 2007 to October 2010 of VRM I and VRM II, which are the owners of the Advisor. Mr. Bentzen received his BS in Hotel Administration from the University of Nevada Las Vegas in 1999 and his Masters of Science in Accountancy from the University of Nevada Las Vegas in 2007. In 2005 he passed the Certified Internal Auditor’s exam and received his CIA Certification from the Institute of Internal Auditors (currently inactive status).

CORPORATE GOVERNANCE

Board of Directors

We operate under the direction of our board of directors, the members of which are accountable to us and our stockholders as fiduciaries. The board of directors is responsible for directing the management of our business and affairs. The board of directors has retained the Advisor to manage our day-to-day affairs and to implement our investment strategy, subject to the board of directors' direction, oversight and approval.

We have a total of five directors, four of whom are independent of us, the Advisor, MVP Capital Partners II, our sponsor (the “Sponsor”), and our respective affiliates as determined in accordance with the North American Securities Administrators Association's Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007, or the NASAA REIT Guidelines. The NASAA REIT Guidelines require our charter to define an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with our Sponsor or the Advisor. A director is deemed to be associated with our Sponsor or the Advisor if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with our Sponsor, the Advisor or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs sponsored by our Sponsor or advised by the Advisor. A business or professional relationship will be deemed material per se if the gross revenue derived by the director from our Sponsor, the Advisor or any of their affiliates exceeds five percent of (1) the director's annual gross revenue derived from all sources during either of the last two years or (2) the director's net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our Sponsor, the Advisor or any of its affiliates. Our board has determined that each of Allen Wolff, David Chavez, Erik Hart and John Dawson qualifies as an independent director under the NASAA REIT Guidelines.

We refer to our directors who are not independent as our “affiliated directors.” Currently, our only affiliated director is Michael V. Shustek.

Our charter provides that the number of directors shall be five which number may be increased or decreased as set forth in the bylaws. Our charter also provides that a majority of the directors must be independent directors and that at least one of the independent directors must have at least three years of relevant real estate experience. The independent directors will nominate replacements for vacancies among the independent directors.

Our board of directors is elected by our common stockholders on an annual basis. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called to remove a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

We have elected to provide that, except as may be provided in the terms of any class or series of preferred stock, any vacancy on the board of directors may be filled only by a vote of a majority of the remaining directors, even if such directors do not constitute a quorum, and for the remainder of the full term of the directorship in which the vacancy occurred and, in the case of an independent director, the director must also be nominated by the remaining independent directors.

Responsibilities of Directors

The responsibilities of the members of the board of directors include:

•	approving and overseeing our overall investment strategy, which will consist of elements such as investment selection criteria, diversification strategies and asset disposition strategies;
•	approving and overseeing our debt financing strategies;
•	approving joint ventures and other such relationships with third parties;
•	approving a potential liquidity transaction;
•	determining our distribution policy and authorizing distributions from time to time; and
•	approving amounts available for repurchases of shares of our common stock.

The directors are accountable to us and our stockholders as fiduciaries. This means that the directors must perform their duties in good faith and in a manner each director believes to be in our best interests. Further, our directors must act with such care as an ordinarily prudent person in a like position would use under similar circumstances, including exercising reasonable inquiry when taking actions. The directors are not required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require. The directors meet quarterly or more frequently as necessary.

We will follow investment guidelines adopted by our board of directors and the investment and borrowing policies described in this report unless they are modified by our directors. Our board of directors may establish further written policies on investments and borrowings and shall monitor our administrative procedures, investment operations and performance to ensure that the policies are fulfilled and are in the best interests of our stockholders. Any change in our investment objectives as set forth in our charter must be approved by the stockholders.

In order to reduce or eliminate and address certain potential conflicts of interest, our charter requires that a majority of our board of directors (including a majority of the independent directors) not otherwise interested in the transaction approve any transaction with any of our directors, our Sponsor, the Advisor, or any of their affiliates. The independent directors will also be responsible for reviewing from time to time but at least annually (1) the performance of the Advisor and determining that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed; (2) that our total fees and expenses are otherwise reasonable in light of our investment performance, our net assets, our net income, the fees and expenses of other comparable unaffiliated REITs and other factors deemed relevant by our independent directors; and (3) that the provisions of the advisory agreement are being carried out. Each such determination shall be reflected in the applicable board minutes.

Board Committees

Our board of directors may establish committees it deems appropriate to address specific areas in more depth than may be possible at a full board of directors meeting, provided that the majority of the members of each committee are independent directors.

Audit Committee

The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee's primary function is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process. The audit committee is comprised of three directors, all of whom are independent directors and one of whom is deemed an audit committee financial expert. Our audit committee consists of John Dawson, David Chavez and Allen Wolff. The Board also determined that Mr. Dawson meets the audit committee financial expert requirements. For the years ended December 31, 2016 and 2015, the audit committee held four and zero meetings, respectively.

Nominating and Corporate Governance Committee

We do not have a separate nominating and corporate governance committee. We believe that our board of directors is qualified to perform the functions typically delegated to a nominating and corporate governance committee and that the formation of a separate committee is not necessary at this time. Instead, our full board of directors performs functions similar to those which might otherwise normally be delegated to such a committee, including, among other things, developing a set of corporate governance principles, adopting a code of ethics, adopting objectives with respect to conflicts of interest, monitoring our compliance with corporate governance requirements of state and federal law, establishing criteria for prospective members of our board of directors, conducting candidate searches and interviews, overseeing and evaluating our board of directors and our management, evaluating from time to time the appropriate size and composition of our board of directors and recommending, as appropriate, increases, decreases and changes to the composition of our board of directors and formally proposing the slate of directors to be elected at each annual meeting of our stockholders.

Compensation Committee

Our board of directors believes that it is appropriate for our board of directors not to have a standing compensation committee based upon the fact that our executive officers and our affiliated directors do not receive compensation directly from us for services rendered to us, and we do not intend to pay compensation directly to our executive officers or our affiliated directors. Our independent directors receive certain compensation from us, which is described in more detail under “Executive Compensation.”

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, or the Code of Ethics, which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all of our officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions and all members of our board of directors. The Code of Ethics covers topics including, but not limited to, conflicts of interest, record keeping and reporting, payments to foreign and U.S. government personnel and compliance with laws, rules and regulations. We will provide to any person without charge a copy of our Code of Ethics, including any amendments or waivers, upon written request delivered to our principal executive office at the address listed on the front page of this proxy statement.

Board Meetings and Annual Stockholder Meeting

The board of directors held one meeting during the fiscal year ended December 31, 2016. Each director attended at least 75% of the combined number of meetings of the board of directors and meetings of committees on which he served during the period in 2016 in which he served as a director or member of such committee, as applicable. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: John Dawson, Chairman of the MVP II audit committee, c/o Corporate Secretary, 8880 W. Sunset Road, Suite 340, Las Vegas, Nevada 89148.

The chairman of the audit committee will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he or she deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the audit committee to the members of the audit committee for review.

PROPOSAL 9 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed the accounting firm of RSM to serve as our independent registered public accountants for the fiscal year ending December 31, 2017. RSM is considered by our management to be well qualified.

RBSM LLP (“RBSM”) served as our independent registered public accountants for the fiscal year ending December 31, 2016. On May 19, 2017, the audit committee dismissed RBSM as the Company's independent registered public accounting firm.

The audit report of RBSM on the consolidated financial statements of the Company as of and for the period from May 4, 2015 (DATE OF INCEPTION) through December 31, 2015 and for the year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the period from January 1, 2017 through May 19, 2017, there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the Company's two most recent fiscal years ended December 31, 2015 and 2016 and the period from January 1, 2017 through May 19, 2017, the Company did not consult with RSM on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's consolidated financial statements, and RSM did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We are asking our stockholders to ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Although the ratification is not required by our charter, our bylaws or other governing documents, the Board is submitting the appointment of RSM to our stockholders for ratification as a matter of good corporate practice. Even if the stockholders ratify the appointment, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our stockholders.

We expect that a representative of RSM will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the meeting is required to approve this proposal. For purposes of this vote, abstentions will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although they and broker non-votes will be considered present for the purpose of determining the presence of a quorum. Broker non-votes will not arise in connection with this proposal because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

Fees Paid to Our Prior Independent Registered Public Accounting Firm

For the year ended December 31, 2016 and during the period from May 4, 2015 (date of inception) through December 31, 2015, RBSM, our prior independent public accounting firm, billed the Company for their professional services rendered as follows:

	December 31, 2016	For the period May 4, 2015 (date of inception) December 31, 2015
Audit Fees	$61,000	$—
Audit Related Fees	$7,500	$34,000
Tax Fees	$—	$—
All Other Fees	$—	$—

RBSM did not perform any non-audit services for us during the year ended December 31, 2016 and during the period May 4, 2015 (date of inception) through December 31, 2015.

Audit fees. Consists of fees billed for the audit of our annual financial statements, review of our Form 10-K, review of our interim financial statements included in our Form 10-Q and services that are normally provided by the accountant in connection with year-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, such as acquisition audit and audit of our financial statements and review of our Form S-11 filings.

Tax fees. Consists of professional services rendered by a company aligned with our principal accountant for tax compliance, tax advice and tax planning.

Other fees. The services provided by our accountants within this category consisted of advice and other services.

Pre-Approval Policy

The audit committee has direct responsibility to review and approve the engagement of the independent auditors to perform audit services or any permissible non-audit services. All audit and non-audit services to be provided by the independent auditors must be approved in advance by the audit committee. The audit committee may not engage the independent auditors to perform specific non-audit services proscribed by law or regulation. All services performed by our independent auditors under engagements entered into were approved by our audit committee, pursuant to our pre-approval policy, and none was approved pursuant to the de minimis exception to the rules and regulations of the Securities Exchange Act of 1934, as amended, Section 10A(i)(1)(B), on pre-approval.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of MVP REIT II, Inc. (the “Company”) with respect to the Company's consolidated audited financial statements for the fiscal year ended December 31, 2016. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, or subject to Regulation 14A or 14C, other than as provided in this Item, or to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Review with Management

The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Registered Public Accountants

The Audit Committee has discussed with RBSM LLP, the Company's independent registered public accountants for the fiscal year ending December 31, 2016, the matters required to be discussed by the Statement on Auditing

Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has also received written disclosures and the letter from RBSM LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with audit committees concerning independence, and has discussed with RBSM LLP its independence from the Company for the fiscal year ending December 31, 2016.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2016.

The Audit Committee:

John Dawson
David Chavez
Allen Wolff

NO INCORPORATION BY REFERENCE OR DEEMED FILING

Notwithstanding anything to the contrary set forth in any of our previous or future filings made under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this Proxy Statement or future filings made by us under those statutes, the Audit Committee Report and the Audit Committee Charter referred to in this Proxy Statement are not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or any future filings made by us under those statutes.

Audit Committee Charter

The Board has established and adopted a written charter for the board’s audit committee. The charter for the audit committee addresses the committee’s purpose, authority, and responsibilities, and contains other provisions relating to, among other matters, membership and meetings. Our Board may from time to time establish other committees to facilitate the management of the Company.

PROPOSAL 10: PERMIT THE BOARD TO
ADJOURN THE ANNUAL MEETING

The tenth proposal is to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposals 1 through 9 if there are not sufficient votes for any of such proposals.

Vote Required

The affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the meeting is required to approve this proposal. For purposes of this vote, abstentions and broker-non votes, if any, will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Proxies received will be voted FOR approval of this proposal unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY (WITH THE EXCEPTION OF THE MEMBERS OF THE BOARD WHO ARE ALSO MEMBERS OF THE MVP I BOARD, EACH OF WHOM ABSTAINED) RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

EXECUTIVE COMPENSATION

Executive Officers

We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by us. Each of our executive officers, including each executive officer who serves as a director, is employed by our Sponsor and also serves as an executive officer of the Advisor. Each of these individuals receives compensation from our Sponsor for his or her services, including services performed for us and for the Advisor. As executive officers of the Advisor, these individuals manage our day-to-day affairs and carry out the directives of our board of directors in the review and selection of investment opportunities and oversee and monitor our acquired investments to ensure they are consistent with our investment objectives. The duties that these executive officers perform on our behalf also serve to fulfill the corporate governance obligations of these persons as our appointed officers pursuant to our charter and bylaws. As such, these duties involve the performance of corporate governance activities that require the attention of one of our corporate officers, including signing certifications required under the Sarbanes-Oxley Act of 2002, as amended, for filing with our periodic reports. Although we reimburse the Advisor for certain expenses incurred in connection with providing these services to us, we do not pay any compensation directly to our executive officers.

Independent Directors

We pay each of our independent directors an annual retainer of $30,000 (to be prorated for a partial term), plus the audit committee chairperson receives an additional $5,000 annual retainer (to be prorated for a partial term). Each independent director also receives $1,000 for each meeting of the board of directors attended in-person or by telephone.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of the board of directors. If a director is also one of our officers, we do not pay any compensation to such person for services rendered as a director. The following table sets forth information with respect to our independent director compensation during the fiscal year ended December 31, 2016:

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (1) ($)	Total ($)
Allen Wolff	$48,500	$—	$—	$—	$—	$—	$48,500
David Chavez	$47,500	$—	$—	$—	$—	$—	$47,500
Erik Hart	$46,500	$—	$—	$—	$—	$—	$46,500
John Dawson	$54,750	$—	$—	$—	$—	$—	$54,750

Total	$197,250	—	—	—	—	—	$197,250
(1)	Amount represents reimbursement of travel and other expenses incurred by directors to attend various director meetings.

Compensation Committee Interlocks and Insider Participation

Other than Michael V. Shustek, no member of our board of directors served as an officer, and no member of our board of directors served as an employee, of the Company or any of its subsidiaries during the year ended December 31, 2016. In addition, during the year ended December 31, 2016, none of our executive officers served as a member of a compensation committee (or other committee of our board of directors performing equivalent functions or, in the absence of any such committee, our entire board of directors) of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Conflicts of Interests

We are subject to various conflicts of interest arising out of our relationship with the Advisor and other affiliates, including (1) conflicts related to the compensation arrangements between the Advisor, certain affiliates and us, (2) conflicts with respect to the allocation of the time of the Advisor and its key personnel and (3) conflicts with respect to the allocation of investment opportunities. Our independent directors have an obligation to function on our behalf in all situations in which a conflict of interest may arise and will have a fiduciary obligation to act on behalf of the stockholders.

The transactions described below were approved by a majority of the Company’s board of directors (including a majority of the independent directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions no less favorable to the Company than those available from unaffiliated third parties.

Ownership of Company Stock

As of December 31, 2016, the Sponsor owned 8,000 shares and VRM II owned 5,000 shares of the Company’s outstanding common stock.

Ownership of MVP I

On November 5, 2016, the Company purchased 338,409 shares of MVP I common stock from an unrelated third party for $3.0 million or $8.865 per share. During the year ended December 31, 2016 and during the three months ended March 31, 2017, MVP I paid us, approximately $34,000 and $52,000 in distributions, respectively, related to our ownership of MVP I common stock.

Houston Preston (Property Transfer)

During April 2017, MVP I reduced its ownership interest in MVP Houston Preston Lot from 80% to 40%, by selling a portion of its ownership to us for $1.12 million. This transaction was completed at par value with no gain or loss recorded by MVP I or us. Our ownership interest in MVP Houston Preston Lot increased from 20% to 60% and, as of May 1, 2017, we are considered the controlling party.

Acquisition Expense

During the year ended December 31, 2016, JNL Parking, a brokerage and consulting company specializing in the parking industry and co-founded by the Advisor’s former Chief Investment Officer and former Chief Technology Officer (their employment ended during August 2016), earned fees of approximately $78,000, equal to a 1% commission on purchases. JNL Parking may continue to receive broker fee from the Company, for deals in which John Roy and Lance Miller acted as brokers, after their employment ended with the Company.

Ownership of the Advisor

VRM I and VRM II own 40% and 60%, respectively, of the Advisor. Neither VRM I nor VRM II paid any up-front consideration for these ownership interests, but each will be responsible for its proportionate share of future expenses of the Advisor. The operating agreement of the Advisor provides that once VRM I and VRM II have been repaid in full for any capital contributions to the Advisor or for any expenses advanced on the Advisor’s behalf, or capital investment, and once they have received an annualized return on their capital investment of 7.5%, then Michael Shustek will receive 40% of the net profits of the Advisor.

Fees Paid in Connection with the Offering of the Company’s Common Stock

Various affiliates of ours were involved in our initial public offering and are involved in our operations, including MVP American Securities. MVP American Securities is owned by MS MVP Holdings, LLC, which is owned and managed by Mr. Shustek. Additionally, our board of directors, including a majority of our independent directors, may engage an affiliate of the Advisor to perform certain property management services for us. The Sponsor and its affiliates paid selling commissions of up to 6.5% of gross offering proceeds from the sale of shares in the primary offering without any right to seek reimbursement from us.

Our Sponsor and its affiliates were also permitted to pay non-affiliated selling agents a one-time fee separately negotiated with each selling agent for due diligence expenses, subject to the total underwriting compensation limitation set forth below. Such commissions and fees were paid by the Sponsor or its affiliates (other than us) without any right to seek reimbursement from us.

Fees Paid in Connection with the Offering of the Company’s Preferred Stock

On March 24, 2017, we closed a private placement of shares of our Series A Convertible Redeemable Preferred Stock. In connection with the private placement, we paid selling commissions of up to 6.0% of gross offering proceeds from the sale of shares in the private placement, including sales by affiliated and non-affiliated selling agents.

On April 7, 2017, we commenced a private placement of shares of our Series 1 Convertible Redeemable Preferred Stock. In connection with the private placement, we may pay selling commissions of up to 6.0% of gross offering proceeds from the sale of shares in the private placement, including sales by affiliated and non-affiliated selling agents.

We may pay non-affiliated selling agents a one-time fee separately negotiated with each selling agent for due diligence expenses of up to 2.0% of gross offering proceeds. We also may pay a dealer manager fee to MVP American Securities of up to 2.0% of gross offering proceeds from the sale of the shares in the private placements as compensation for acting as dealer manager.

Fees Paid in Connection with the Operations of the Company

Pursuant to our existing advisory agreement, the Advisor or its affiliates receives an acquisition fee of 2.25% of the purchase price of any real estate. However, the Company does not pay any fees when acquiring loans from affiliates. During the year ended December 31, 2016 and the three months ended March 31, 2017, approximately $1.2 million and $1.1 million, respectively, in acquisition fees were earned by the Advisor.

The Advisor or its affiliates may be reimbursed for actual expenses paid or incurred in the investment. During the year ended December 31, 2016 and the three months ended March 31, 2017, no acquisition expenses have been reimbursed to the Advisor.

Pursuant to our existing advisory agreement, the Advisor or its affiliates receive a monthly asset management fee at an annual rate equal to 1.0% of the cost of all assets then held by the Company, or the Company’s proportionate share thereof in the case of an investment made through a joint venture or other co-ownership arrangement. Asset management fees for the year ended December 31, 2016 and the three months ended March 31, 2017 were approximately $197,000 and $237,000, respectively.

The Company reimburses the Advisor or its affiliates for costs of providing administrative services, subject to the limitation that we will not reimburse the Advisor for any amount by which the Company’s operating expenses, at the end of the four preceding fiscal quarters (commencing after the quarter in which we make the Company’s first investment), exceed the greater of (a) 2.0% of average invested assets and (b) 25.0% of net income connection with the selection or acquisition of an investment, whether or not the Company ultimately acquires, unless the excess amount is approved by a majority of the Company’s independent directors. We do not reimburse the Advisor for personnel costs in connection with services for which the Advisor receives a separate fee, such as an acquisition fee, disposition fee or debt financing fee, or for the salaries and benefits paid to the Company’s executive officers. In addition, we do not reimburse the Advisor for rent or depreciation, utilities, capital equipment or other costs of its own administrative items. During the year ended December 31, 2016 and the three months ended March 31, 2017, no operating expenses have been incurred by the Advisor.

Termination and Fee Agreement and Amended and Restated Advisory Agreement

Concurrently with the entry into the merger agreement, MVP I, MVP II, MVP REIT II Operating Partnership, LP, or “MVP II OP,” and the Advisor entered into a Termination and Fee Agreement, or the “termination and fee agreement.” Pursuant to the termination and fee agreement, at the effective time of the merger, the existing advisory agreement between MVP I and the Advisor will be terminated, and the Advisor will waive all fees payable to the Advisor as a result of such termination. However, upon consummation of the merger, the Advisor will be entitled to receive an advisor acquisition payment, which is referred to as the “advisor acquisition payment”, from MVP II, as contemplated by the termination and fee agreement and the Amended and Restated Advisory Agreement among MVP II, MVP II OP and the Advisor, which is referred to as the “existing MVP II Advisory Agreement.” As a result, on the closing date of the merger, MVP II will pay the Advisor the advisor acquisition payment of approximately $3.6 million in cash, subject to adjustment to the extent that MVP I acquires additional properties prior to closing of the merger.

The termination and fee agreement also provides for a waiver of any other contractual fee that the Advisor would have been due under the existing MVP I advisory agreement in connection with the merger. Additionally, all of the shares of convertible stock of MVP I will be cancelled in connection with the merger, and the Advisor will not receive any consideration in connection therewith. In the event that the merger agreement is terminated, the termination and fee agreement will automatically be deemed revoked and void ab initio.

Also concurrently with the execution and delivery of the merger agreement, MVP II, MVP II OP and the Advisor entered into an Amended and Restated Advisory Agreement, or the “MVP II amended and restated advisory agreement,” which will become effective at the effective time of the merger. The existing MVP II advisory agreement provides for the payment to the Advisor of acquisition fees, disposition fees, asset management fees and subordinated performance fees. Pursuant to the MVP II amended and restated advisory agreement, after the merger, the Advisor will only be entitled to an asset management fee as compensation for services rendered pursuant to the MVP II amended and restated advisory agreement in connection with the management of MVP II’s assets. The asset management fee will be calculated and paid monthly and will consist of a monthly fee of one-twelfth of 1.1% of (i) the cost of each asset then held by MVP II, without deduction for depreciation, bad debts or other non-cash reserves, or (ii) MVP II’s proportionate share thereof in the case of an investment made through a joint venture or other co-ownership arrangement excluding (only for clause (ii)) debt financing on the investment. For any month in which an asset is disposed of, MVP II will prorate the portion of the asset management fee related to that specific asset by using a numerator equal to the number of days owned during the month of disposal, divided by a denominator equal to the total number of days in such month and add the resulting amount to the fee due for such month.

The asset management fee will not exceed $2 million per year until the earlier of such time, if ever, that (i) the combined company holds assets with an appraised value equal to or in excess of $500,000,000 or (ii) the combined company reports AFFO (as defined in the MVP II amended and restated advisory agreement) equal to or greater than $0.3125 per share of MVP II common stock for two consecutive quarters on a fully diluted basis. All subordinated asset management fees in excess of $2 million per year will be paid, with interest rate of 3.5% per annum, to the Advisor at such time, if ever, that either of clause (i) or (ii) of the preceding sentence is satisfied.

Fees Paid in Connection with the Liquidation or Listing of the Company’s Real Estate Assets

Pursuant to our existing advisory agreement, for substantial assistance in connection with the sale of investments, as determined by the independent directors, we may pay the Advisor or its affiliate the lesser of (i) 3.0% of the contract sale price of each real estate-related secured loan or other real estate investment or (ii) 50% of the customary commission which would be paid to a third-party broker for the sale of a comparable property. The amount paid, when added to the sums paid to unaffiliated parties, may not exceed either the customary commission or an amount equal to 6.0% of the contract sales price. Any such disposition fee would be paid concurrently with the closing of any such disposition of all or any portion of any asset. During the year ended December 31, 2016 and the three months ended March 31, 2017, no disposition fees were earned by the Advisor.

Pursuant to our existing advisory agreement, after the Company’s stockholders have received a return of their net capital invested and a 6.0% annual cumulative, non-compounded return, then the Company’s Advisor will be entitled to receive 15.0% of the remaining proceeds. We would pay this subordinated performance fee only upon one of the following events: (i) if the Company’s shares are listed on a national securities exchange; (ii) if the Company’s assets are sold or liquidated; (iii) upon a merger, share exchange, reorganization or other transaction pursuant to which the Company’s investors receive cash or publicly-traded securities in exchange for their shares; or (iv) upon termination of the Company’s advisory agreement. During the year ended December 31, 2016 and the three months ended March 31, 2017, no subordinated performance fees have been earned by the Company’s Advisor.

Certain Conflict Mitigation Measures

In order to reduce or mitigate certain potential conflicts of interests, we have adopted the procedures set forth below.

Advisor Compensation

The independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and whether such compensation is within the limits prescribed by our charter. The independent directors supervise the performance of the Advisor and its affiliates and the compensation we pay to them to determine whether the provisions of the advisory agreement are being carried out. This evaluation is based on the following factors as well as any other factors they deem relevant:

•	the amount of the fees and any other compensation, including stock-based compensation, paid to our advisor and its affiliates in relation to the size, composition and performance of the assets;
•	the success of our advisor in generating appropriate investment opportunities;
•	the rates charged to other companies, including other REITs, by advisors performing similar services;
•	additional revenues realized by our advisor and its affiliates through their relationship with us, including whether we pay them or they are paid by others with whom we do business;
•	the quality and extent of service and advice furnished by our advisor and its affiliates;
•	the performance of our investment portfolio; and
•	the quality of our portfolio relative to the investments generated by our advisor and its affiliates for their own account and for their other clients.

Term of Advisory Agreement

Each contract for the services of the Advisor may not exceed one year, although there is no limit on the number of times that we may retain a particular advisor. Our charter provides that a majority of the independent directors may terminate the advisory agreement with MVP Realty Advisors, LLC without cause or penalty on 60 days’ written notice. MVP Realty Advisors, LLC may terminate the advisory agreement with good reason on 60 days’ written notice.

Independent Directors

The NASAA REIT Guidelines require our charter to define an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with our Sponsor or the Advisor. A director is deemed to be associated with our Sponsor or the Advisor if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with our Sponsor, the Advisor or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs sponsored by our Sponsor or advised by the Advisor. A business or professional relationship will be deemed material per se if the gross revenue derived by the director from our Sponsor, the Advisor or any of their affiliates exceeds five percent of (1) the director’s annual gross revenue derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our Sponsor, the Advisor or any of its affiliates.

A majority of our board of directors, including a majority of the independent directors, must determine the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of assets is fair and reasonable to us. Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the full board of directors or the Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire board of directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Among the matters we expect the independent directors to review and act upon are:

•	the continuation, renewal or enforcement of our agreements with our advisor and its affiliates, including the advisory agreement and the property management agreement;
•	transactions with affiliates, including our directors and officers;
•	awards under our equity incentive plan; and
•	pursuit of a potential liquidity event.

Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both the board of directors and the independent directors.

Our Acquisitions

We will not purchase or lease assets in which our Sponsor, the Advisor, any of our directors or any of their affiliates has an interest without a determination by a majority of our directors (including a majority of the independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to our Sponsor, the Advisor, the director or the affiliated seller or lessor, unless there is substantial justification for the excess amount and such excess is reasonable. In no event may we acquire any such asset at an amount in excess of its current appraised value.

The consideration we pay for real property will ordinarily be based on the fair market value of the property as determined by a majority of the members of the board of directors or the members of a duly authorized committee of the board. In cases in which a majority of our independent directors so determine, and in all cases in which real property is acquired from our Sponsor, the Advisor, any of our directors or any of their affiliates, the fair market value shall be determined by an independent expert selected by our independent directors not otherwise interested in the transaction.

Loans

We will not make any loans to our Sponsor, our Advisor or our directors or officers or any of their affiliates (other than mortgage loans complying with the limitations set forth in Section V.K.3 of the NASAA REIT Guidelines or loans to wholly owned subsidiaries). In addition, we will not borrow from these affiliates unless a majority of our board of directors (including a majority of the independent directors) not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our board of directors.

Other Transactions Involving Affiliates

A majority of our directors, including a majority of the independent directors not otherwise interested in the transaction, must conclude that all other transactions between us and our Sponsor, the Advisor, any of our directors or any of their affiliates are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. To the extent that we contemplate any transactions with affiliates, members of our board who serve on the board of the affiliated entity will be deemed “interested directors” and will not participate in approving or making other substantive decisions with respect to such related party transactions.

Limitation on Operating Expenses

In compliance with the NASAA REIT Guidelines, our Advisor must reimburse us the amount by which our aggregate total operating expenses for the four fiscal quarters then ended exceed the greater of 2% of our average invested assets or 25% of our net income, unless the independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors. “Average invested assets” means the average of the aggregate monthly book value of our assets during a specified period invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves. “Total operating expenses” means all costs and expenses paid or incurred by us, as determined under GAAP, that are in any way related to our operation, including advisory fees, but excluding (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of our stock; (ii) interest payments; (iii) taxes; (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves; (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) acquisition fees and expenses; (vii) real estate commissions on the sale of real property; and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

Notwithstanding the foregoing, to the extent that operating expenses payable or reimbursable by us exceed these limits and the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors which they deem sufficient, our Advisor may be reimbursed in future periods for the full amount of the excess expenses or any portion thereof. Within 60 days after the end of any fiscal quarter for which our total operating expenses for the four consecutive fiscal quarters then ended exceed these limits, we will send our stockholders a written disclosure of such fact, together with an explanation of the factors our independent directors considered in determining that such excess expenses were justified. In addition, our independent directors will review the total fees and expense reimbursements for operating expenses paid to our Advisor to determine if they are reasonable in light of our performance, our net assets and income, and the fees and expenses of other comparable unaffiliated REITs.

Issuance of Options and Warrants to Certain Affiliates

Until our shares of common stock are listed on a national securities exchange, we will not issue options or warrants to purchase our common stock to our Advisor, MVP Capital Partners II, our Sponsor, any of our directors or any of their affiliates, except on the same terms as such options or warrants, if any, are sold to the general public. We may issue options or warrants to persons other than our Advisor, our Sponsor, our directors and their affiliates prior to listing our common stock on a national securities exchange, but not at an exercise price less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of our board of directors has a market value less than the value of such option or warrant on the date of grant. Any options or warrants we issue to our Advisor, our Sponsor or any of their affiliates shall not exceed an amount equal to 10% of the outstanding shares of our common stock on the date of grant.

Reports to Stockholders

We prepare an annual report and deliver it to our common stockholders within 120 days after the end of each fiscal year. Our directors are required to take reasonable steps to ensure that the annual report complies with our charter provisions. Among the matters that must be included in the annual report or included in a proxy statement delivered with the annual report are:

•	financial statements prepared in accordance with GAAP that are audited and reported on by independent certified public accountants;
•	the ratio of the costs of raising capital during the year to the capital raised;
•	the aggregate amount of advisory fees and the aggregate amount of other fees paid to our Advisor and any affiliates of our Advisor by us or third parties doing business with us during the year;
•	our total operating expenses for the year stated as a percentage of our average invested assets and as a percentage of our net income;
•	a report from the independent directors that our policies are in the best interests of our stockholders and the basis for such determination; and
•	a separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving us and our Advisor, a director or any affiliate thereof during the year, which disclosure has been examined and commented upon in the report by the independent directors with regard to the fairness of such transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT,

Shown below is certain information as of May 31, 2017, with respect to beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act, of shares of the Company’s common stock by the only persons or entities known to the Company to be a beneficial owner of 5% or more of the outstanding shares of common stock of the Company. Unless otherwise noted, the percentage ownership is calculated based on 2,548,723 outstanding shares of the Company’s common stock as of May 31, 2017.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None.

The following table sets forth the total number and percentage of the Company’s common stock beneficially owned as of May 31, 2017, by:

•	Each director;

•	The Company’s chief executive officer, chief financial officer and the officers of the Company’s manager who function as the equivalent of our executive officers; and
•	All executive officers and directors as a group.

Unless otherwise noted, the percentage ownership is calculated based on 2,548,723 shares of the Company’s total outstanding common stock as of May 31, 2017.

Common Shares Beneficially Owned
Beneficial Owner	Address	Number	Percent
Michael V. Shustek	8880 W. Sunset Rd
	Las Vegas, NV 89148	8,664.6	<1%
Ed Bentzen	8880 W. Sunset Rd
	Las Vegas, NV 89148	—	—
Allen Wolff(1)(2)	7275 Sitio Lima
	Carlsbad, CA 92009		—
David Chavez	28 Strada Prinicipale
	Henderson, NV 89011	—	—
Erik Hart	4004 Murphy Rd.
	Memphis, IN 47143	—	—
John E. Dawson	1321 Imperia Drive
	Henderson, NV 89052	—	—
All directors and executive officers as a group		8,664.6	<1%
(1)	Mr. Wolff is the holder of 26.5 shares of Series A Convertible Redeemable Preferred Stock of the Company. The Series A Convertible Redeemable Preferred Stock may be converted into common stock beginning upon the earlier of (i) 90 days after the occurrence of a “Listing Event,” which is a liquidity event involving the listing of the Company’s shares of common stock on national securities exchange or a merger or other transaction in which the Company’s stockholders will receive shares listed on a national securities exchange as consideration in exchange for their shares of the Company’s common stock, or (ii) the second anniversary of the final closing of the Series A offering. Each Series A share will convert into a number of shares of common stock determined by dividing (i) the sum of (A) 100% of the stated value of the Series A, initially $1,000, plus (B) any accrued but unpaid dividends to, but not including, the date of conversion, by (ii) a conversion price calculated based on either the volume weighted average price per share or the NAV per share.
(2)	Along with the purchase of 26.5 shares of preferred stock, Mr. Wolff received 750 warrants. The Warrants may be exercised after the 90th day following the occurrence of a Listing Event, at an exercise price, per share, equal to 110% of the volume weighted average closing price during the 20 trading days ending on the 90th day after the occurrence of such Listing Event; however, in no event shall the exercise price of the Warrants be less than $25 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish us with copies of the forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2016, our directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

MULTIPLE STOCKHOLDERS SHARING AN ADDRESS

The rules of the SEC permit companies to provide a single proxy statement to households in which more than one stockholder resides. This process is known as householding. Stockholders who share an address and who have been previously notified that their broker, bank or other intermediary will be householding their proxy materials will receive only one copy of our proxy statement unless they have affirmatively objected to the householding notice.

Stockholders sharing an address who received only one set of these materials may request a separate copy which will be sent promptly at no cost by contacting our corporate secretary at (702) 534-5577. For future meetings, a stockholder may request separate annual reports or proxy statements, or may request the householding of such materials, by contacting us as noted above.

STOCKHOLDER PROPOSALS

2018 Annual Stockholder Meeting and Stockholder Proposals

For a stockholder proposal to be properly submitted for presentation at the 2018 annual meeting of stockholders, the Company’s secretary must have received written notice of the proposal at its principal executive offices no earlier than the 150th day before the date of Company’s 2018 annual meeting and no later than 5:00 p.m. Pacific Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as such term is defined in our current Bylaws) for the preceding year’s annual meeting (or between March 18, 2018 and 5:00 p.m., Pacific Time, on April 17, 2018, based on the date of this year’s Proxy Statement of August 15, 2017). Under SEC regulations, any stockholder desiring to make a proposal to be considered for inclusion in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must have caused such proposal to be received at Company’s principal executive offices a reasonable time before the Company begins to print and send its proxy materials.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the matters referred to above. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING YOUR PROXIES AUTHORIZED VIA THE INTERNET AND TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR AUTHORIZE YOUR PROXY VIA THE INTERNET OR TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

By Order of the Board of Directors

Michael V. Shustek
Secretary

PLEASE VOTE – YOUR VOTE IS IMPORTANT

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Pre-Register and Attend the Special Meeting
Red Rock Casino & Resort, Room [ ]
11011 West Charleston Blvd.
Las Vegas, Nevada 89135
on September 27, 2017

DO NOT TEAR

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MVP REIT, Inc. The undersigned stockholder of MVP REIT II, Inc., a Maryland corporation (the "Company"), hereby appoints Michael V. Shustek as the Proxy for the undersigned, with full power of substitution, to attend the 2017 Special Meeting of Stockholders of the Company to be held on September 27, 2017, at 9:00 a.m. local time at Red Rock Casino & Resort, Room [ ] located at 11011 West Charleston Blvd., Las Vegas, Nevada 89135 and any postponement or adjournment thereof (the "Special Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledged receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted "FOR" the merger, "FOR" the charter amendment and "FOR" the other proposals, all as described in the Proxy Statement. The votes entitled to be cast by the Proxy holder will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any postponement or adjournment thereof.

VOTE BY INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

MVP2_29157_080917

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 AND 10.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

[redacted]roposals **THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR AND "FOR" EACH OF THE OTHER LISTED PROPOSALS**

	FOR	AGAINST	ABSTAIN
01. Michael V. Shustek	☐	☐	☐
02. Allen Wolff	☐	☐	☐
03. David Chavez	☐	☐	☐
04. Erik Hart	☐	☐	☐
05. John E. Dawson	☐	☐	☐

	YES	NO
I plan to attend the Meeting	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the MVP REIT II, INC. Annual Meeting of Stockholders to Be Held on September 27, 2017. The Proxy Statement/Prospectus and Proxy Card for this meeting are available at: https://www.proxy-direct.com/mvp-29157

[redacted]thorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

60899990010999999999

xxxxxxxxxxxxxx MVP2_29157 M xxxxxxxx